UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21284

Nicholas-Applegate Convertible & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2009

Date of reporting period: February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Nicholas-Applegate Convertible & Income Fund Nicholas-Applegate Convertible & Income Fund II

Annual Report February 28, 2009

Nicholas-Applegate Convertible & Income Funds Letter to Shareholders

April 15, 2009

Dear Shareholder:

Please find enclosed the annual reports for the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (collectively, the “Funds”) for the fiscal year ended February 28, 2009.

Corporate securities, including convertible bonds and U.S. stocks, fell sharply during the period as tight credit conditions and global economic slowing prompted investors to favor the relative safety of government bonds. In this environment, the Merrill Lynch All-Convertible Index declined 35.69% and the S&P 500 Index dropped 43.32%. The Barclays Global U.S. Treasury Bond Index rose 5.91% for the 12-month period.

Please refer to the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Nicholas-Applegate Capital Management LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 1

Nicholas-Applegate Convertible & Income Fund Nicholas-Applegate Convertible & Income Fund II Fund Insights
February 28, 2009 (unaudited)

•	For the fiscal 12-month period ended February 28, 2009, Nicholas-Applegate Convertible & Income Fund decreased 55.03% on net asset value and 61.55% on market price.

•	For the fiscal 12-month period ended February 28, 2009, Nicholas-Applegate Convertible & Income II Fund decreased 58.55% on net asset value and 63.34% on market price.

•

History books will be written to describe the past year. The simple conclusion was the equity, convertible and debt markets experienced one of the most rapid sell-offs of all time. Investors began 2008 with many questions about different economic scenarios and how the operating performance of issuers would fare. Those generic concerns paled in comparison to the shocking events of 2008.

•

Most will trace the beginning of the decline to mortgage delinquencies and falling housing prices. The housing downturn led to rapid quality and price declines in collateralized mortgage obligations (“CMOs”). Price declines in the CMO market led to price declines in all collateralized debt and loan obligations (CDOs, CLOs) which, in turn, cut off demand for loans.

•

Historically, convertibles have offered downside protection versus equities. During the fiscal year, however, the convertible universe performed roughly in line with the S&P 500 and NASDAQ. While the larger financial sector weighted in the Merrill Lynch All Convertible Index partially explained the convertible performance, rapidly widening corporate bond spreads explained the balance.

•

All industries posted negative returns during the fiscal year for both equities and convertibles. Consumer discretionary underperformance was the most severe of any industry in the market for the fiscal period. Materials, industrials and energy industries also underperformed as the economic data worsened. The best-performing industries were consumer staples and healthcare. These industries performed well because of favorable operating performance as well as an expected flight to quality.

•

The high-yield market ended 2008 on a positive note, with a record monthly gain in December. However, the final weeks’ positive price move did not make up for the sharp price declines experienced during the fiscal period. For 2008, the high-yield market was down 26.4%, according to the Merrill Lynch High Yield Master II Index, a greater decline than any year in history.

•

Remarkably, with all of the financial chaos and headlines, the fundamentals of the majority of issuers in the high-yield market did not decline as rapidly as in previous cycles. The default rate ended 2008 at 2.25% according to JPMorgan. The average spread in the Merrill Lynch High Yield Master II Index ended the year at more than 1,800 basis points over comparable duration Treasuries. Spreads did eclipse 2,300 basis points in mid-December. In the last cycle (1990-1991), when spreads peaked near 1,200 basis points, the default rate was in excess of 10%. Defaults, or the expectation of imminent default, are the primary driver of spreads. Therefore, technical pressure and fear had a far greater impact on spreads than the relative credit deterioration.

•

What seemed like an endless sell-off through mid-December sharply reversed during the last weeks of 2008 and was stable for the first couple of months in 2009. The Funds outperformed in both of the record-setting down months of October and November. The Funds’ high quality high yield holdings and avoidance of distressed issues helped during the tumultuous markets. As important to outperforming in poor market conditions, the Funds performed equally well in the record-setting rally in late December.

•

There were many negative high yield contributors during the fiscal period. Retail, Auto Supply and Chemical issuers all underperformed. Operational performance was lower than expectations and the outlook was tempered for these issuers. All of the issues were considered to be oversold and will continue to be monitored.

•

Concurrent with the collapsing markets, the VIX (ticker symbol for the Chicago Board Options Volatility Index) first peaked in October and then re-peaked in November at an incredulous level of 80.8. These never-before-seen volatility levels were double previous historic highs. In fact, the average volatility during the past three months was 35.7, outpacing historic averages since initial recordings.

•

The rapid equity market correction and record spreads and yields experienced will be discussed for a long time. We have reviewed the catalysts for this downfall. But, ultimately, investors lost confidence in the equity and debt markets, and those sellers brought more sellers through forced liquidations (from leverage triggers or withdrawals) or through sheer panic.

2 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund Nicholas-Applegate Convertible & Income Fund II Fund Insights
February 28, 2009 (unaudited)

•

Have the lows been reached? The answer is more difficult when looking at equities, but relatively easy when looking at corporate defaults. The high-yield market reached nearly double prior-cycle trough spreads without a significant increase in defaults. In this case, we believe the credit markets are oversold. Should there be a credit rally we expect convertibles and high yield issues to participate.

•

The duration of the economic downturn is still not clear. Corporate earnings have been poor and economic statistics are weak and are not likely to rebound in the short-term. Many eyes are watching the Obama administration. How many more TARP (Troubled Assets Relief Program) and other bailout programs will combine with economic stimulus plans to attempt to foster growth? From an investor’s standpoint, it will be just as prudent to focus on credit metrics as well as on corporate profits.

•

Performance has been volatile as investors balance the uncertain outlook for the economy, corporate profits, and equity valuations versus prior cycles. The delevering of the market continued into early 2009, and it is unclear when the process will end. The tug of war between the deteriorating global economy and the massive and expanding global policy response package continued at the end of the fiscal period.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 3

Nicholas-Applegate Convertible & Income Fund Performance & Statistics
February 28, 2009 (unaudited)

Total Return (1):	Market Price	Net Asset Value (“NAV”)

1 year	(61.55)%	(55.03)%

5 year	(13.46)%	(10.95)%

Commencement of Operations (3/31/03) to 2/28/09	(8.87)%	(5.62)%

Market Price/NAV Performance:
Commencement of Operations (3/31/03) to 2/28/09
■ Market Price
■ NAV

Market Price/NAV:

Market Price	$4.05

NAV	$4.80

Discount to NAV	(15.63)%

Market Price Yield(2)	26.67%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at February 28, 2009.

4 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund II Performance & Statistics
February 28, 2009 (unaudited)

Total Return (1):	Market Price	Net Asset Value (“NAV”)

1 year	(63.34)%	(58.55)%

5 year	(14.74)%	(12.37)%

Commencement of Operations (7/31/03) to 2/28/09	(12.04)%	(8.98)%

Market Price/NAV Performance:
Commencement of Operations (7/31/03) to 2/28/09
■ Market Price
■ NAV

Market Price/NAV:

Market Price	$3.73

NAV	$4.39

Discount to NAV	(15.03%	)

Market Price Yield(2)	27.35%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at February 28, 2009.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 5

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES—45.3%

	Advertising—1.0%

$11,450	Affinion Group, Inc., 11.50%, 10/15/15	B3/B-	$7,328,000

	Aerospace/Defense—0.2%

1,730	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB+	1,384,000

	Apparel—2.0%

12,295	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	10,266,324

5,340	Oxford Industries, Inc., 8.875%, 6/1/11	B2/B+	3,978,300

			14,244,624

	Automotive—1.9%

8,545	Accuride Corp., 8.50%, 2/1/15	Caa2/CCC	2,606,225

14,195	Exide Technologies, 10.50%, 3/15/13, Ser. B	B3/B-	8,446,025

7,490	General Motors Corp., 8.375%, 7/15/33	C/C	1,029,875

9,818	Tenneco, Inc., 8.625%, 11/15/14	Caa2/CCC	1,423,610

			13,505,735

	Chemicals—0.3%

4,890	Momentive Performance Materials, Inc. 9.75%, 12/1/14	B3/B-	1,882,650

	Commercial Services—1.8%

13,665	Cenveo Corp., 7.875%, 12/1/13	B3/B	7,857,375

11,810	Hertz Corp., 10.50%, 1/1/16	B2/B	4,487,800

			12,345,175

	Computers—0.4%

10,325	Unisys Corp., 8.00%, 10/15/12	Caa1/B	2,529,625

	Electric—0.6%

7,475	Energy Future Holdings Corp., 10.875%, 11/1/17	B3/B-	4,298,125

	Electronics—1.3%

12,170	Stoneridge, Inc., 11.50%, 5/1/12	B2/B+	8,884,100

	Financial Services—4.4%

12,725	AMR Holdings Co., 10.00%, 2/15/15	B1/B	12,852,250

	Ford Motor Credit Co.,

10,795	7.00%, 10/1/13	Caa1/CCC+	5,321,255

8,080	9.875%, 8/10/11	Caa1/CCC+	4,698,964

6,456	GMAC LLC, 6.75%, 12/1/14 (a) (b)	NR/CCC	3,138,003

10,090	KAR Holdings, Inc., 8.75%, 5/1/14	B3/CCC+	4,540,500

			30,550,972

	Hand/Machine Tools—0.4%

3,430	Baldor Electric Co., 8.625%, 2/15/17	B3/B	2,735,425

	Healthcare—3.8%

7,275	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B	6,838,500

8,515	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa1/CCC+	8,515,000

8,065	HCA, Inc., 9.25%, 11/15/16	B2/BB-	7,399,637

3,585	Health Net, Inc., 6.375%, 6/1/17	Ba3/BB	2,419,875

1,350	Psychiatric Solutions, Inc., 7.75%, 7/15/15	B3/B-	1,191,375

			26,364,387

	Holding Company-Diversified—0.3%

2,000	Kansas City Southern Railway, 13.00%, 12/15/13	B2/BB-	2,115,000

6 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Home Furnishings—1.1%

$10,090	Jarden Corp., 7.50%, 5/1/17	B3/B	$7,920,650

	Hotels/Gaming—0.4%

2,385	Mandalay Resort Group, Inc., 2.275%, 3/21/33, FRN (e) (g)	Caa2/CCC	2,575,929

	Manufacturing—2.0%

13,610	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	6,192,550

2,155	Park-Ohio Industries, Inc., 8.375%, 11/15/14	B3/B-	894,325

9,710	Polypore, Inc., 8.75%, 5/15/12	B3/B-	7,233,950

			14,320,825

	Metals & Mining—0.4%

12,735	RathGibson, Inc., 11.25%, 2/15/14	Caa2/B	2,865,375

	Multi-Media—1.0%

8,330	Mediacom LLC, 9.50%, 1/15/13	B3/B-	7,288,750

	Office Furnishings—0.5%

4,835	Interface Inc., 9.50%, 2/1/14	B3/B-	3,505,375

	Oil & Gas—0.8%

6,510	Chesapeake Energy Corp., 6.875%, 1/15/16	Ba3/BB	5,387,025

1,145	OPTI Canada Inc., 8.25%, 12/15/14	B3/BB	395,025

			5,782,050

	Paper Products—1.1%

11,705	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	6,115,863

12,945	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	1,877,025

			7,992,888

	Pipelines—0.8%

9,100	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B	5,551,000

	Retail—4.3%

7,550	Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14	Caa1/CCC	2,000,750

8,405	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa2/CCC-	6,513,875

1,000	Inergy L.P.. 8.25%, 3/1/16	B1/B+	965,000

12,825	Michaels Stores, Inc., 10.00%, 11/1/14	Caa1/CCC	4,440,656

13,355	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	5,625,794

3,309	R.H. Donnelley, Inc., 11.75%, 5/15/15 (a) (b)	B3/CCC-	479,805

11,060	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	2,654,400

9,115	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B-	7,952,838

			30,633,118

	Semi-Conductors—1.1%

13,565	Amkor Technology, Inc., 9.25%. 6/1/16	B2/B+	7,732,050

	Software—1.0%

12,395	First Data Corp., 9.875%, 9/24/15	B3/B	6,879,225

	Telecommunications—10.0%

7,680	Centennial Cellular Operating Co., 10.125%, 6/15/13	B2/B	7,977,600

9,150	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	8,418,000

5,750	Crown Castle International Corp., 9.00%, 1/15/15	B1/B	5,635,000

13,540	Hawaiian Telcom Communications, Inc.,

	12.50%, 5/1/15, Ser. B (f)	WR/NR	203,100

5,895	Intelsat Jackson Holdings Ltd. 9.50%, 6/15/16 (a) (b)	B3/BB-	5,482,350

13,555	Level 3 Financing, Inc., 12.25%, 3/15/13	Caa1/CCC+	9,420,725

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 7

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Telecommunications—10.0% (continued)

$11,735	MasTec, Inc., 7.625%, 2/1/17	B1/B+	$9,505,350

14,200	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	13,827,250

1,300	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	598,263

5,385	Sprint Capital Corp., 8.75%, 3/15/32	Ba2/BB	3,250,025

9,750	West Corp., 11.00%, 10/15/16	Caa1/B-	6,288,750

			70,606,413

	Theaters—1.7%

12,940	AMC Entertainment, Inc., 11.00%, 2/1/16	B2/CCC+	11,710,700

	Travel Services—0.7%

14,560	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC+	4,877,600

	Total Corporate Bonds & Notes (cost-$522,907,301)		318,409,766

CONVERTIBLE BONDS & NOTES—28.0%

	Advertising—0.7%

6,920	Interpublic Group Cos., 4.25%, 3/15/23	Ba3/B+	4,766,150

	Aerospace/Defense—0.3%

2,100	Orbital Sciences Corp., 2.438%, 1/15/27	NR/BB-	1,729,875

	Automotive—0.5%

15,930	Ford Motor Co., 4.25%, 12/15/36	Ca/CCC-	3,643,988

	Biotechnology—0.9%

6,900	Life Technologies Corp., 3.25%, 6/15/25	NR/BB+	6,468,750

	Coal—0.7%

7,600	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	5,187,000

	Commercial Services—0.1%

510	Bowne & Co., Inc., 5.00%, 10/1/33	B3/CCC+	480,675

	Computers—1.1%

8,055	Maxtor Corp., 6.80%, 4/30/10	Ba2/NR	7,561,632

	Electrical Components & Equipment—2.6%

7,740	EnerSys, 3.375%, 6/1/38 (c)	B2/BB	4,653,674

7,730	General Cable Corp., 0.875%, 11/15/13	B1/B+	5,082,475

21,200	JA Solar Holdings Co. Ltd., 4.50%, 5/15/13	NR/NR	8,798,000

			18,534,149

	Energy-Alternate Sources—0.8%

6,680	Covanta Holding Corp., 1.00%, 2/1/27	B1/B	5,469,250

	Entertainment—1.3%

9,970	Regal Entertainment Group, 6.25%, 3/15/11 (a) (b)	NR/NR	9,097,625

	Financial Services—1.5%

10,950	Prudential Financial, Inc. 0.366%, 12/15/37, FRN	A3/A	10,594,125

	Internet—0.7%

6,570	Equinix, Inc., 2.50%, 04/15/12	NR/B-	5,165,663

	Machinery-Diversified—0.5%

4,625	AGCO Corp., 1.25%, 12/15/36	NR/BB	3,358,906

	Media—0.8%

8,080	Liberty Media LLC, 3.125%, 3/30/23	Ba2/BB+	5,746,900

8 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Oil & Gas—2.9%

$10,155	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	$8,796,769

13,000	Transocean, Inc., 1.625%, 12/15/37	Baa2/BBB+	11,651,250

			20,448,019

	Pharmaceuticals—3.3%

6,920	Mylan Inc., 1.25%, 3/15/12	NR/B+	5,856,050

7,900	Omnicare, Inc., 3.25%, 12/15/35	B3/B+	5,352,250

12,700	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	Ba2/BB+	12,255,500

			23,463,800

	Real Estate (REIT)—4.4%

7,035	Boston Properties, 3.75%, 5/15/36	NR/A-	5,258,663

15,790	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BBB-	6,947,600

6,105	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	5,395,294

16,115	Vorando Realty Trust, 3.625, 11/15/26	Baa2/BBB	12,912,143

			30,513,700

	Retail—2.2%

21,008	Sonic Automotive, Inc., 5.25%, 5/7/09 (e)	Caa3/CCC-	15,230,800

	Semiconductors—0.8%

6,010	ON Semiconductor Corp., zero coupon, 4/15/24	NR/B+	5,461,588

	Software—0.2%

2,255	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	1,702,525

	Telecommunications—1.7%

1,900	Anixter International Inc., 1.00%, 02/15/13	NR/BB-	1,420,250

5,595	Nextel Communications, Inc., 5.25%, 1/15/10	Ba2/BB	5,287,275

5,855	Qwest Communications International, 3.50%, 11/15/25	B1/B+	5,262,181

			11,969,706

	Total Convertible Bonds & Notes (cost-$231,135,214)		196,594,826

CONVERTIBLE PREFERRED STOCK—19.3%

Shares (000)

	Agriculture—1.2%

126	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	8,283,000

	Banks—1.9%

	Wachovia Corp., (d)

546	13.15%, 3/30/09, Ser. GE (General Electric Co.)	Aa3/AA-	4,356,743

390	14.10%, 4/1/09, Ser. JPM (JP Morgan Chase & Co.)	Aa3/AA-	8,303,133

2	Wells Fargo & Co., 7.50%, 12/31/49	A2/A	805,000

			13,464,876

	Commercial Services—0.5%

280	United Rentals, Inc., 6.50%, 8/1/28	Caa1/B-	3,690,021

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 9

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2009

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Diversified Financial Services—9.8%

	Bank of America Corp.,

13	7.25%, 12/31/49, Ser. L	Baa1/BBB	$4,807,800

229	10.00%, 5/11/09, Ser. JNJ (Johnson & Johnson) (d)	A1/AA	11,101,166

113	Citigroup Inc., 6.50%, 12/31/49, Ser. T	Ca/C	1,777,388

	Credit Suisse Group (d),

531	11.00%, 3/16/09, Ser. MSFT (Microsoft Corp.)	Aa1/AA-	10,372,969

201	11.00%, 4/25/09, Ser. KO (Coca-Cola Corp.)	Aa1/AA-	8,989,388

	Eksportfinans A/S (d),

419	10.00%, 3/12/09, Ser. HPQ (Hewlett Packard Co.)	Aaa/AA+	14,334,758

93	10.00%, 6/13/09, Ser. AAPL (Apple, Inc.)	Aa1/AA+	12,643,909

	Lehman Brothers Holdings, Inc. (d) (e) (f),

892	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	NR/D	2,869,882

139	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	NR/D	1,889,980

2	Preferred Blocker, Inc., 7.00%, 12/31/49 (a) (b)	NR/C	275,691

			69,062,931

	Electric—2.2%

264	AES Trust III, 6.75%, 10/15/29	B3/B-	8,436,000

37	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	7,211,973

			15,647,973

	Hand/Machine Tools—1.2%

17	Stanley Works, 5.125%, 5/17/12, FRN	A2/A	8,180,525

	Metals & Mining—0.4%

56	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	3,007,620

	Oil & Gas—0.9%

119	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	6,141,375

	Pharmaceuticals—0.8%

31	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	5,329,500

	Real Estate (REIT)—0.4%

649	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B3/CCC	2,739,835

	Total Convertible Preferred Stock (cost-$283,465,374)		135,547,656

U.S. GOVERNMENT SECURITIES—3.9%

Principal Amount (000)

$25,715	United States Treasury Notes, 12.50%, 8/15/14 (cost-$28,248,108)		27,081,135

SHORT-TERM INVESTMENTS—3.5%

	Corporate Bonds & Notes—0.9%

6,600	Interface Inc., 10.375%, 2/1/10 (cost-$6,667,361)	B1/BB-	6,171,000

	Time Deposit—2.6%

18,428	Citibank—London, 0.08%, 3/2/09 (cost-$18,428,633)		18,428,633

	Total Short-Term Investments (cost-$25,095,994)		24,599,633

	Total Investments (cost-$1,090,851,991)—100.0%		$702,233,016

10 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES—43.2%

	Advertising—1.2%

$9,900	Affinion Group, Inc., 11.50%, 10/15/15	B3/B-	$6,336,000

	Aerospace/Defense—0.2%

1,270	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB+	1,016,000

	Apparel—1.6%

8,265	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	6,901,275

2,160	Oxford Industries, Inc., 8.875%, 6/1/11	B2/B+	1,609,200

			8,510,475

	Automotive—2.2%

7,205	Accuride Corp., 8.50%, 2/1/15	Caa2/CCC	2,197,525

12,120	Exide Technologies, 10.50%, 3/15/13, Ser. B	B3/B-	7,211,400

6,425	General Motors Corp., 8.375%, 7/15/33	C/C	883,438

8,775	Tenneco Inc., 8.625%, 11/15/14	Caa2/CCC	1,272,375

			11,564,738

	Chemicals—0.2%

3,110	Momentive Performance Materials, Inc. 9.75%, 12/1/14	B3/B-	1,197,350

	Commercial Services—2.0%

11,730	Cenveo Corp., 7.875%, 12/1/13	B3/B	6,744,750

10,040	Hertz Corp., 10.50%, 1/1/16	B2/B	3,815,200

			10,559,950

	Computers—0.4%

8,925	Unisys Corp., 8.00%, 10/15/12	Caa1/B	2,186,625

	Electric—0.7%

6,385	Energy Future Holdings Corp., 10.875%, 11/1/17	B3/B-	3,671,375

	Electronics—1.4%

10,335	Stoneridge, Inc., 11.50%, 5/1/12	B2/B+	7,544,550

	Financial Services—4.9%

10,755	AMR Holdings Co., 10.00%, 2/15/15	B1/B	10,862,550

	Ford Motor Credit Co.,

9,205	7.00%, 10/1/13	Caa1/CCC+	4,537,485

6,920	9.875%, 8/10/11	Caa1/CCC+	4,024,361

5,544	GMAC LLC, 6.75%, 12/1/14 (a) (b)	NR/CCC	2,694,717

8,710	KAR Holdings, Inc., 8.75%, 5/1/14	B3/CCC+	3,919,500

			26,038,613

	Hand/Machine Tools—0.4%

2,570	Baldor Electric Co., 8.625%, 2/15/17	B3/B	2,049,575

	Healthcare—3.8%

6,325	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B	5,945,500

6,985	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa1/CCC+	6,985,000

5,935	HCA, Inc., 9.25%, 11/15/16	B2/BB-	5,445,363

3,075	Health Net, Inc., 6.375%, 6/1/17	Ba3/BB	2,075,625

			20,451,488

	Home Furnishings—0.6%

4,200	Jarden Corp., 7.50%, 5/1/17	B3/B	3,297,000

	Hotels/Gaming—0.4%

2,143	Mandalay Resort Group, Inc., 2.275%, 3/21/33, FRN (e) (g)	Caa2/CCC	2,314,523

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 11

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Manufacturing—2.3%

$11,965	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	$5,444,075

1,845	Park-Ohio Industries, Inc., 8.375%, 11/15/14	B3/B-	765,675

8,290	Polypore, Inc., 8.75%, 5/15/12	B3/B-	6,176,050

			12,385,800

	Metals & Mining—0.4%

10,875	RathGibson, Inc., 11.25%, 2/15/14	Caa2/B	2,446,875

	Multi-Media—0.8%

1,000	Echostar DBS Corp., 7.125%, 2/1/16	Ba3/BB-	907,500

4,225	Mediacom LLC, 9.50%, 1/15/13	B3/B-	3,696,875

			4,604,375

	Office Furnishings—0.6%

4,165	Interface Inc., 9.50%, 2/1/14	B3/B-	3,019,625

	Oil & Gas—0.8%

4,740	Chesapeake Energy Corp., 6.875%, 1/15/16	Ba3/BB	3,922,350

855	OPTI Canada, Inc., 8.25%, 12/15/14	B3/BB	294,975

			4,217,325

	Paper Products—1.3%

10,030	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	5,240,675

11,055	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	1,602,975

			6,843,650

	Pipelines—1.0%

8,900	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B	5,429,000

	Retail—2.5%

6,450	Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14	Caa1/CCC	1,709,250

2,125	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa2/CCC-	1,646,875

4,975	Michaels Stores, Inc., 10.00%, 11/1/14	Caa1/CCC	1,722,594

11,420	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	4,810,675

2,850	R.H. Donnelley, Inc., 11.75%, 5/15/15 (a) (b)	B3/CCC-	413,250

9,685	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	2,324,400

885	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B-	772,162

			13,399,206

	Semi-Conductors—0.7%

6,570	Amkor Technology, Inc., 9.25%. 6/1/16	B2/B+	3,744,900

	Software—1.1%

10,605	First Data Corp., 9.875%, 9/24/15	B3/B	5,885,775

	Telecommunications—9.0%

3,150	Centennial Cellular Operating Co., 10.125%, 6/15/13	B2/B	3,272,063

7,850	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	7,222,000

4,250	Crown Castel International Corp., 9.00%, 1/15/15	B1/B	4,165,000

11,640	Hawaiian Telcom Communications, Inc., 12.50%, 5/1/15, Ser. B (f)	WR/NR	174,600

4,455	Intesat Jackson Holdings Ltd., 9.50%, 6/15/16 (a) (b)	B3/BB-	4,143,150

4,698	Level 3 Financing, Inc., 12.25%, 3/15/13	Caa1/CCC+	3,265,110

10,240	MasTec, Inc., 7.625%, 2/1/17	B1/B+	8,294,400

10,010	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	9,747,237

1,050	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	483,212

12 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Telecommunications—9.0% (continued)

$4,615	Sprint Capital Corp., 8.75%, 3/15/32	Ba2/BB	$2,785,305

7,000	West Corp., 11.00%, 10/15/16	Caa1/B-	4,515,000

			48,067,077

	Theaters—1.9%

11,060	AMC Entertainment, Inc., 11.00%, 2/1/16	B2/CCC+	10,009,300

	Travel Services—0.8%

12,440	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC+	4,167,400

	Total Corporate Bonds & Notes (cost-$393,039,169)		230,958,570

CONVERTIBLE BONDS & NOTES—28.8%

	Advertising—0.7%

5,480	Interpublic Group Cos., 4.25%, 3/15/23	Ba3/B+	3,774,350

	Aerospace/Defense—0.3%

1,660	Orbital Sciences Corp., 2.438%, 1/15/27	NR/BB-	1,367,425

	Automotive—0.6%

14,260	Ford Motor Co., 4.25%, 12/15/36	Ca/CCC-	3,261,975

	Biotechnology—0.9%

5,100	Life Technologies Corp., 3.25%, 6/15/25	NR/BB+	4,781,250

	Coal—0.8%

6,325	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	4,316,813

	Commercial Services—0.3%

1,715	Bowne & Co., Inc., 5.00%, 10/1/33	B3/CCC+	1,616,388

	Computers—1.1%

6,060	Maxtor Corp., 6.80%, 4/30/10	Ba2/NR	5,688,825

	Electrical Components & Equipment—2.9%

6,200	EnerSys, 3.375%, 6/10/38 (c)	B2/BB	3,727,750

6,310	General Cable Corp., 0.875%, 11/15/13	B1/B+	4,148,825

18,350	JA Solar Holdings Co. Ltd., 4.50%, 5/15/13	NR/NR	7,615,250

			15,491,825

	Energy-Alternate Sources—0.8%

5,280	Covanta Holding Corp., 1.00%, 2/1/27	B1/B	4,323,000

	Entertainment—1.3%

7,670	Regal Entertainment Group, 6.25%, 3/15/11 (a) (b)	NR/NR	6,998,875

	Financial Services—1.7%

9,300	Prudential Financial, Inc. 0.366%, 12/15/37, FRN	A3/A	8,997,750

	Internet—0.8%

5,230	Equinix, Inc., 2.50%, 4/15/12	NR/B-	4,112,088

	Machinery-Diversified—0.5%

3,820	AGCO Corp., 1.25%, 12/15/36	NR/BB	2,774,275

	Media—0.9%

6,420	Liberty Media LLC, 3.125%, 3/30/23	Ba2/BB+	4,566,225

	Oil & Gas—2.7%

6,900	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	5,977,125

9,500	Transocean, Inc., 1.625%, 12/15/37	Baa2/BBB+	8,514,375

			14,491,500

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 13

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Pharmaceuticals—3.1%

5,595	Mylan Inc., 1.25%, 3/15/12	NR/B+	$4,734,769

6,260	Omnicare, Inc., 3.25%, 12/15/35	B3/B+	4,241,150

8,005	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	Ba2/BB+	7,724,825

			16,700,744

	Real Estate (REIT)—4.2%

3,665	Boston Properties, 3.75%, 5/15/36	NR/A-	2,739,587

11,975	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BBB-	5,269,000

4,855	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	4,290,606

12,750	Vorando Realty Trust, 3.625%, 11/15/26	Baa2/BBB	10,215,937

			22,515,130

	Retail—2.4%

17,785	Sonic Automotive, Inc., 5.25%, 5/7/09 (e)	Caa3/CCC-	12,894,124

	Semiconductors—0.8%

4,790	ON Semiconductor Corp., zero coupon, 4/15/24	NR/B+	4,352,913

	Software—0.2%

1,745	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	1,317,475

	Telecommunications—1.8%

1,725	Anixter International Inc., 1.00%, 02/15/13	NR/BB-	1,289,437

4,430	Nextel Communications, Inc., 5.25%, 1/15/10	Ba2/BB	4,186,350

4,640	Qwest Communications International, 3.50%, 11/15/25	B1/B+	4,170,200

			9,645,987

	Total Convertible Bonds & Notes (cost-$185,457,766)		153,988,937

CONVERTIBLE PREFERRED STOCK—20.5%

Shares (000)

	Agriculture—1.3%

108	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	7,114,800

	Banks—2.1%

	Wachovia Corp. (d),

483	13.15%, 3/30/09, Ser. GE (General Electric Co.)	Aa3/AA-	3,854,676

347	14.10%, 4/1/09, Ser. JPM (JP Morgan Chase & Co.)	Aa3/AA-	7,397,883

			11,252,559

	Commercial Services—0.4%

162	United Rentals, Inc., 6.50%, 8/1/28	Caa1/B-	2,134,041

	Diversified Financial Services—10.6%

	Bank of America Corp.,

10	7.25%, 12/31/49, Ser. L	Baa1/BBB	3,490,200

202	10.00%, 5/11/09, Ser. JNJ (Johnson & Johnson) (d)	A1/AA	9,797,727

57	Citigroup, Inc., 6.50%, 12/31/49, Ser. T	Ca/C	892,238

	Credit Suisse Group (d),

415	11.00%, 3/16/09, Ser. MSFT (Microsoft Corp.)	Aa1/AA-	8,111,102

158	11.00%, 4/25/09, Ser. KO (Coca-Cola Corp.)	Aa1/AA-	7,058,841

14 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2009

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Diversified Financial Services—10.6% (continued)

	Eksportfinans A/S (d),

371	10.00%, 3/12/09, Ser. HPQ (Hewlett Packard Co.)	Aaa/AA+	$12,695,382

75	10.00%, 6/13/09, Ser. AAPL (Apple, Inc.)	Aa1/AA+	10,199,081

	Lehman Brothers Holdings, Inc. (d) (e) (f),

802	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	NR/D	2,580,029

123	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	NR/D	1,672,561

1	Preferred Blocker, Inc., 7.00%, 12/31/49 (a) (b)	NR/C	236,746

			56,733,907

	Electric—2.4%

215	AES Trust III, 6.75%, 10/15/29	B3/B-	6,867,200

30	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	5,721,176

			12,588,376

	Hand/Machine Tools—1.1%

12	Stanley Works, 5.125%, 5/17/12, FRN	A2/A	5,846,600

	Metals & Mining—0.4%

44	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	2,382,380

	Oil & Gas—1.0%

105	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	5,425,525

	Pharmaceuticals—0.8%

25	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	4,241,500

	Real Estate (REIT)—0.4%

501	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B3/CCC	2,114,853

	Total Convertible Preferred Stock (cost-$229,918,156)		109,834,541

U.S. GOVERNMENT SECURITIES—4.3%

Principal Amount (000)

$22,035	United States Treasury Notes, 12.50%, 8/15/14 (cost-$24,205,603)		23,205,630

SHORT-TERM INVESTMENTS—3.2%

	Corporate Bonds & Notes—0.2%

1,415	Interface Inc., 10.375%, 2/1/10 (cost-$1,405,773)	B1/BB-	1,323,025

	Time Deposit—3.0%

15,916	Citibank—London, 0.08%, 3/2/09 (cost-$15,915,755)		15,915,755

	Total Short-Term Investments (cost-$17,321,528)		17,238,780

	Total Investments (cost-$849,942,222)—100.0%		$535,226,458

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 15

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2009

Notes to Schedules of Investments:

*	Unaudited.

(a)

144A Security-Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate market value of $18,473,474 and $14,486,738, representing 2.6% and 2.7% of total investments in Convertible & Income and Convertible & Income II, respectively.

(c)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(d)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(e)

Fair-Valued—Securities with an aggregate value of $22,566,591 and $19,461,237, representing 3.2% and 3.6%, of total investments in Convertible & Income and Convertible & Income II, respectively. See Note 1 (a) in the Notes to Financial statements.

(f)	Issuer or security in default.

(g)	Non-income producing.

Glossary:
FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on February 28, 2009.
NR — Not Rated
REIT — Real Estate Investment Trust
WR — Withdrawn Rating

16 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Statements of Assets and Liabilities
February 28, 2009

	Convertible & Income	Convertible & Income II

Assets:

Investments, at value (cost-$1,090,851,991 and $849,942,222, respectively)	$702,233,016	$535,226,458

Cash	—	6,748

Interest and dividends receivable	17,934,210	13,479,560

Receivable for investments sold	3,400,230	2,998,894

Prepaid expenses	13,385	69,728

Total Assets	723,580,841	551,781,388

Liabilities:

Payable for investments purchased	10,666,346	8,562,828

Dividends payable to common and preferred shareholders	6,551,400	5,114,631

Investment management fees payable	396,794	305,018

Excise tax payable	243,363	422,505

Payable to custodian for cash overdraft	11,379	—

Accrued expenses	168,044	156,844

Total Liabilities	18,037,326	14,561,826

Preferred Shares ($0.00001 par value; $25,000 net asset and liquidation value per share applicable to 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000

Net Assets Applicable to Common Shareholders	$348,543,515	$263,219,562

Composition of Net Assets Applicable to Common Shareholders:

Common Stock:

Par value ($0.00001 per share)	$726	$600

Paid-in-capital in excess of par	1,031,337,413	848,539,941

Undistributed (dividends in excess of) net investment income	(3,835,587)	5,821,704

Accumulated net realized loss	(290,340,062)	(276,426,919)

Net unrealized depreciation of investments	(388,618,975)	(314,715,764)

Net Assets Applicable to Common Shareholders	$348,543,515	$263,219,562

Common Shares Issued and Outstanding	72,559,997	59,994,092

Net Asset Value Per Common Share	$4.80	$4.39

See accompanying Notes to Financial Statements| 2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report	17

Nicholas-Applegate Convertible & Income Funds Statements of Operations
Year ended February 28, 2009

	Convertible & Income	Convertible & Income II

Investment Income:

Interest	$73,771,986	$60,787,319

Dividends	48,208,162	40,452,846

Consent fee and other income	512,846	463,002

Total Investment Income	122,492,994	101,703,167

Expenses:

Investment management fees	8,062,358	6,856,181

Auction agent fees and commissions	1,215,895	1,097,757

Excise tax	243,363	422,505

Shareholder communications	207,630	172,714

Custodian and accounting agent fees	150,421	145,891

Legal fees	149,414	121,039

Trustees’ fees and expenses	138,064	112,913

Audit and tax services	101,005	136,300

New York Stock Exchange listing fees	59,340	48,681

Transfer agent fees	36,900	36,208

Insurance expense	20,211	17,037

Miscellaneous	8,529	5,560

Total expenses	10,393,130	9,172,786

Net Investment Income	112,099,864	92,530,381

Realized and Change in Unrealized Loss:

Net realized loss on investments	(245,263,472)	(235,709,086)

Net change in unrealized appreciation/depreciation of investments	(312,501,685)	(244,500,463)

Net realized and change in unrealized loss on investments	(557,765,157)	(480,209,549)

Net Decrease in Net Assets Resulting from Investment Operations	(445,665,293)	(387,679,168)

Dividends on Preferred Shares from Net Investment Income	(12,382,916)	(11,737,360)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(458,048,209)	$(399,416,528)

18	Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds	Statements of Changes in Net Assets Applicable to Common Shareholders

	Convertible & Income		Convertible & Income II

	Years ended		Years ended

	February 28, 2009	February 29, 2008	February 28, 2009	February 29, 2008

Investment Operations:

Net investment income	$112,099,864	$115,099,932	$92,530,381	$100,319,284

Net realized loss on investments	(245,263,472)	(13,662,703)	(235,709,086)	(12,465,904)

Net change in unrealized appreciation/ depreciation of investments	(312,501,685)	(133,242,027)	(244,500,463)	(116,546,458)

Net decrease in net assets resulting from investment operations	(445,665,293)	(31,804,798)	(387,679,168)	(28,693,078)

Dividends on Preferred Shares from Net Investment Income	(12,382,916)	(27,656,266)	(11,737,360)	(26,638,794)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(458,048,209)	(59,461,064)	(399,416,528)	(55,331,872)

Dividends to Common Shareholders from Net Investment Income	(97,781,936)	(106,877,538)	(76,827,211)	(94,900,364)

Capital Share Transactions:

Reinvestment of dividends	9,330,789	11,231,986	4,103,707	6,577,991

Total decrease in net assets applicable to common shareholders	(546,499,356)	(155,106,616)	(472,140,032)	(143,654,245)

Net Assets Applicable to Common Shareholders:

Beginning of year	895,042,871	1,050,149,487	735,359,594	879,013,839

End of year (including undistributed (dividends in excess of) net investment income of $(3,835,587), $(9,861,279); $5,821,704 and $(2,966,814), respectively)	$348,543,515	$895,042,871	$263,219,562	$735,359,594

Common Shares Issued in Reinvestment of Dividends	1,053,285	759,819	586,369	448,992

See accompanying Notes to Financial Statements | 2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report  19

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies

Nicholas-Applegate Convertible & Income Fund (“Convertible & Income”) and Nicholas-Applegate Convertible & Income Fund II (“Convertible & Income II”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. In December 2005, Convertible & Income II changed its fiscal year end from June 30 to February 28. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at February 28, 2009. Each of the Funds’ federal tax returns for the prior three fiscal periods remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies followed by each of the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees’ or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security and the volatility observed in the market on such common stocks. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates fair value, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. Each Fund’s net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

20  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Effective March 1, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No.157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access.

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges.

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value technique on Level 3 investments: estimating the price that would have prevailed in a liquid market for a security given information available at the time of evaluation.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at February 28, 2009 in valuing the Funds’ investments carried at value:

	Convertible & Income	Convertible & Income II

Valuation Inputs	Investments in Securities	Investments in Securities

Level 1 — Quoted Prices	$60,685,728	$46,467,259

Level 2 — Other Significant Observable Inputs	618,980,697	469,297,962

Level 3 — Significant Unobservable Inputs	22,566,591	19,461,237

Total	$702,233,016	$535,226,458

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of February 28, 2009 was as follows:

	Investments in Securities	Investments in Securities

Beginning balance, February 29, 2008	$3,346,475	$3,006,875

Net purchases (sales) and settlements	20,119	18,076

Accrued discounts (premiums)	(774,981)	(883,203)

Total realized gain (loss)	—	—

Total change in unrealized appreciation/ depreciation	(15,684)	172,774

Transfer in and/or out of Level 3	19,990,662	17,146,715

Ending balance, February 28, 2009	$22,566,591	$19,461,237

Net change in unrealized appreciation/ depreciation on investments held at
February 28, 2009	$(15,684)	$172,774

Realized gains/(losses) and change in unrealized appreciation/depreciation are recorded on the statement of operations.

(c) Disclosures about Credit Derivatives

The Funds have adopted FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FSP”), which requires enhanced transparency of the effect of credit derivatives and

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report  21

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies (continued)

guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Funds’ management have determined that the FSP has no impact to the financial statements.

In March 2008, Statement of Accounting Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currrently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividend income.

(e) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

(f) Dividends and Distributions—Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(g) Concentration of Risk

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The Funds are also exposed to the risk that the issuers or counterparties to the agreements may be unable to deliver the stated underlying securities or agreed proceeds on maturity.

During the year ended February 28, 2009, the Funds held synthetic convertible securities with Lehman Brothers Holdings, Inc. as the counterparty. On September 15, 2008, Lehman Brothers Holdings, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities have been written down to their estimated recoverable values.

2. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (the “Agreements”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Funds pay the Investment Manager an annual fee, payable on a monthly basis, at the annual rate of 0.70% of the Funds’ average daily total managed assets. Total managed assets refer to the total assets of each Fund (including

22  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2009

2. Investment Management/Sub-Adviser (continued)

assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities

For the year ended February 28, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Convertible & Income	Convertible & Income II

Purchases	$638,084,480	$497,365,745

Sales	745,082,908	675,807,567

For the year ended February 28, 2009, purchases and sales of U.S. government obligations were:

	Convertible & Income	Convertible & Income II

Purchases	$42,814,670	$38,772,166

Sales	51,099,676	45,624,699

4. Income Tax Information

Convertible & Income:

For the years ended February 28, 2009 and February 29, 2008, the tax character of dividends paid of $110,164,852 and $134,533,804, respectively, were comprised entirely of ordinary income.

At February 28, 2009, the fund had no distributable earnings.

For the year ended February 28, 2009, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments and excise taxes. These adjustments were to decrease distributions in excess of net investment income by $4,090,680, increase accumulated net realized loss by $3,847,317 and decrease paid-in-capital in excess of par by $243,363.

At February 28, 2009, Convertible & Income had a capital loss carryforward of $144,134,274 ($1,830,527 of which will expire in 2015, $10,961,628 of which will expire in 2016 and $131,342,119 of which will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, Convertible & Income elected to defer net realized capital losses of $137,714,679 arising after October 31, 2008. Such losses are treated as rising on March 1, 2009.

The cost basis of portfolio securities for federal income tax purposes is $1,100,316,065. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $6,132,778; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $404,215,827; net unrealized depreciation for federal income tax purposes is $398,083,049. The difference between book and tax basis unrealized is attributable to wash sales, and the differing treatment of convertible preferred securities.

The Fund was not able to declare or pay monthly dividends to common shareholders in November and December of 2008 because the Fund’s auction rate preferred shares did not have the required minimum asset coverage. This contributed to the Fund’s incurring excise tax.

Convertible & Income II:

For the years ended February 28, 2009 and February 29, 2008, the tax character of dividends paid of $88,564,571 and $121,539,158, respectively, were comprised entirely of ordinary income.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report  23

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2009

4. Income Tax Information (continued)

At February 28, 2009, the tax character of distributable earnings of $7,371,380 was comprised entirely of ordinary income.

For the year ended February 28, 2009, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments and excise taxes. These adjustments were to increase undistributed net investment income by $4,822,708, increase accumulated net realized loss by $4,312,513 and decrease paid-in-capital in excess of par by $510,195.

At February 28, 2009, Convertible & Income II had a capital loss carryforward of $143,888,261 ($1,751,653 of which will expire in 2015, $11,338,190 of which will expire in 2016 and $130,798,418 of which will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, Convertible & Income II elected to defer net realized capital losses of $127,587,602 arising after October 31, 2008. Such losses are treated as rising on March 1, 2009.

The cost basis of portfolio securities for federal income tax purposes is $856,017,726. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $3,132,279; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $323,923,547; net unrealized depreciation for federal income tax purposes is $320,791,268. The difference between book and tax basis unrealized is attributable to wash sales and the differing treatment of convertible preferred securities.

The Fund was not able to declare or pay monthly dividends to common shareholders in November and December of 2008 because the Fund’s auction rate preferred shares did not have the required minimum asset coverage. This contributed to the Fund’s incurring excise tax.

5. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D, and 2,856 shares of Preferred Shares Series E outstanding, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D, and 2,192 shares of Preferred Shares Series E outstanding, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized long-term gains, if any, are paid annually.

For the year ended February 28, 2009, the annualized dividend rates for the Funds ranged from:

	High	Low	At February 28, 2009

Series A	4.413%	0.135%	0.377%

Series B	4.383%	0.135%	0.377%

Series C	4.398%	0.150%	0.362%

Series D	4.713%	0.105%	0.377%

Series E	4.473%	0.075%	0.377%

The Funds are subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at a price equal to liquidation value plus any accumulated unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and

24 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2009

5. Auction-Rate Preferred Shares (continued)

ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE without any change. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

During the fiscal year ended February 28, 2009, the Funds redeemed, at par, a portion of their ARPS on three separate occasions. In each case, the decision to redeem a portion of the Funds’ ARPS was made by the Funds’ Board of Trustees at the recommendation of the Funds’ Investment Manager and Sub-Adviser with the intention of increasing asset coverage of the Funds’ ARPS above the 200% Level (subject to future market conditions), permitting the Funds to pay/declare common share dividends. The Funds redeemed the ARPS, at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends, across each Fund’s five series on their respective dates of redemption as follows:

	Convertible & Income	Convertible & Income II	Dates of Redemptions

Beginning balance, 2/29/08	$525,000,000	$505,000,000

Redemption	(25,000,000)	(105,000,000)	10/27/08-10/31/08

Redemption	(60,000,000)	(60,000,000)	11/24/08-11/28/08

Redemption	(83,000,000)	(66,000,000)	12/26/08-12/31/08

Ending balance, 2/28/09	$357,000,000	$274,000,000

6. Subsequent Common Dividend Declarations

	Amount Per Common Share	Declaration Date	Payable Date	Record Date

Convertible & Income	$0.09	3/24/09	4/17/09	4/13/09

Convertible & Income	$0.09	4/1/09	5/1/09	4/13/09

Convertible & Income II	$0.085	3/24/09	4/17/09	4/13/09

Convertible & Income II	$0.085	4/1/09	5/1/09	4/13/09

See Subsequent Event Note.

7. Legal Proceedings

In June and September 2004, the Investment Manager, and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC, and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA Capital LLC deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 25

Nicholas-Applegate Convertible & Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

	Year ended

	February 28, 2009		February 29, 2008	February 28, 2007	February 28, 2006		February 28, 2005

Net asset value, beginning of year	$12.52		$14.84	$14.69	$16.07		$16.67

Income from Investment Operations:

Net investment income	1.56		1.62	1.66	1.51		1.48

Net realized and change in unrealized gain (loss) on investments and interest rate caps	(7.75)		(2.05)	0.55	(0.48)		0.38

Total from investment operations	(6.19)		(0.43)	2.21	1.03		1.86

Dividends and Distributions on Preferred Shares from:

Net investment income	(0.17)		(0.39)	(0.34)	(0.25)		(0.12)

Net realized gains	—		—	(0.03)	(0.02)		(0.02)

Total dividends and distributions on preferred shares	(0.17)		(0.39)	(0.37)	(0.27)		(0.14)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(6.36)		(0.82)	1.84	0.76		1.72

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.36)		(1.50)	(1.50)	(1.91)		(1.50)

Net realized gains	—		—	(0.19)	(0.23)		(0.82)

Total dividends and distributions to common shareholders	(1.36)		(1.50)	(1.69)	(2.14)		(2.32)

Net asset value, end of year	$4.80		$12.52	$14.84	$14.69		$16.07

Market price, end of year	$4.05		$12.50	$16.08	$15.69		$15.82

Total Investment Return (1)	(61.55)%		(13.63)%	14.60%	14.30%		11.53%

RATIOS/SUPPLEMENTAL DATA:

Net assets applicable to common shareholders, end of year (000)	$348,544		$895,043	$1,050,149	$1,017,779		$1,086,001

Ratio of expenses to average net assets (2)	1.56	%(3)	1.26%	1.27%	1.28	%(3)	1.24%

Ratio of net investment income to average net assets (2)	16.87%		11.26%	11.37%	10.03%		9.20%

Preferred shares asset coverage per share	$49,406		$67,626	$74,981	$73,442		$76,698

Portfolio turnover	62%		33%	67%	52%		70%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shareholders relative to the average net assets of common shareholders.

(3)	Ratio of expenses to average net assets, excluding excise tax expense was 1.53% for the year ended February 28, 2009 and 1.26% for the year ended February 28, 2006.

26 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

						For the Period July 1, 2005 through February 28, 2006†			For the Period July 31, 2003* through June 30, 2004
	Year ended
								Year ended June 30, 2005
	February 28, 2009		February 29, 2008		February 28, 2007

Net asset value, beginning of year	$12.38		$14.91		$14.70	$14.61		$15.18	$14.33	**

Income from Investment Operations:

Net investment income	1.55		1.70		1.69	1.04		1.59	1.23

Net realized and change in unrealized gain (loss) on investments and interest rate caps	(8.05)		(2.17)		0.61	0.58		(0.39)	1.10

Total from investment operations	(6.50)		(0.47)		2.30	1.62		1.20	2.33

Dividends and Distributions on Preferred Shares from:

Net investment income	(0.20)		(0.45)		(0.38)	(0.17)		(0.21)	(0.08)

Net realized gains	—		—		(0.04)	(0.05)		(0.00)††	—

Total dividends and distributions on preferred shares	(0.20)		(0.45)		(0.42)	(0.22)		(0.21)	(0.08)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(6.70)		(0.92)		1.88	1.40		0.99	2.25

Dividends and Distributions to Common Shareholders from:

Net investment income	(1.29)		(1.61)		(1.42)	(1.05)		(1.42)	(1.24)

Net realized gains	—		—		(0.25)	(0.26)		(0.14)	(0.03)

Total dividends and distributions to common shareholders	(1.29)		(1.61)		(1.67)	(1.31)		(1.56)	(1.27)

Capital Share Transactions:

Common stock offering costs charged to paid-in capital in excess of par	—		—		—	—		—	(0.03)

Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—		—		—	—		—	(0.10)

Total capital share transactions	—		—		—	—		—	(0.13)

Net asset value, end of period	$4.39		$12.38		$14.91	$14.70		$14.61	$15.18

Market price, end of period	$3.73		$12.09		$15.42	$15.14		$14.74	$14.05

Total Investment Return (1)	(63.34)%		(12.08)%		13.99%	12.10%		16.44%	1.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$263,220		$735,359		$879,014	$850,769		$834,909	$855,783

Ratio of expenses to average net assets (2)	1.71	%(4)	1.35	%(4)	1.34%	1.37	%(3)(4)	1.35%	1.23	%(3)

Ratio of net investment income to average net assets (2)	17.26%		11.75%		11.56%	10.57	%(3)	9.79%	8.87	%(3)

Preferred shares asset coverage per share	$49,015		$61,410		$68,493	$67,096		$66,319	$67,359

Portfolio turnover	57%		34%		60%	33%		67%	73%

*	Commencement of operations

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

†	During the period the Fund’s fiscal year-end changed from June 30 to February 28.

††	Less than $0.005 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shareholders relative to the average net assets of common shareholders.

(3)	Annualized.

(4)

Ratio of expenses to average net assets, excluding excise tax expense was 1.63% for the year ended February 28, 2009, 1.34% for the year ended February 29, 2008 and 1.35% for the period July 1, 2005 through February 28, 2006.

See accompanying Notes to Financial Statements | 2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 27

Nicholas-Applegate Convertible & Income Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, changes in each of their net assets applicable to common shareholders for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2009

28 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds Subsequent Events (unaudited)

Subsequent Events—Postponement of Payment and Declaration of Common Share Dividends

On March 2, 2009, the Funds announced that due to recent market conditions and requirements under the Funds’ By-laws and the Investment Company Act of 1940, as amended (the “1940 Act”) it has postponed the payment of the previously declared (February 2, 2009) dividends on the Funds’ common shares scheduled for payment on March 2, 2009 and the declaration of the next dividends on the Funds’ common shares, which would have been paid in April 2009.

The declared dividends ($0.09 and $0.085 per common share for Convertible & Income and Convertible & Income II, respectively) payable on March 2, 2009 to the shareholders of record on February 12, 2009, with an ex-dividend date of February 10, 2009, was not paid on March 2, 2009.

In accordance with the 1940 Act and the Funds’ By-laws, the Funds are not permitted to pay or declare common share dividends unless the Funds’ ARPS have a minimum asset coverage of 200% (“200% Level”) after payment of common share dividends or declaration of the common share dividends.

On March 19, 2009, Convertible & Income announced that the $0.09 per common share dividend, which was previously declared on February 2, 2009 and postponed on March 2, 2009 will be paid on March 19, 2009 to shareholders of record on February 12, 2009.

On March 24, 2009, Convertible & Income II announced that the $0.085 per common share dividend, which was previously declared on February 2, 2009 and postponed on March 2, 2009 will be paid on March 24, 2009 to shareholders of record on February 12, 2009.

On March 24, 2009, Convertible & Income and Convertible & Income II declared dividends of $0.09 and $0.085 per common share, respectively, which consist of the monthly dividend amounts that were scheduled to have been declared on March 2, 2009, but were previously postponed. The dividends are payable on April 17, 2009 to shareholders of record on April 13, 2009, with an ex-dividend date of April 8, 2009.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 29

Nicholas-Applegate Convertible & Income Funds	Tax Information/Annual Shareholder Meeting Results
(unaudited)

Tax Information:

Convertible & Income:
Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 27.65% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 28, 2009, which qualified for the Dividends Received Deduction available to corporate shareholders was 20.99% or the maximum allowable amount.

Convertible & Income II:
Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 30.03% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 28, 2009, which qualified for the Dividends Received Deduction available to corporate shareholders was 22.71% or the maximum allowable amount.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 29, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on July 23, 2008. Common/Preferred shareholders voted as indicated below.

	Affirmative	Withheld Authority

Convertible & Income

Re-election of John J. Dalessandro II*†—Class II to serve until 2011	14,643	1,889

Re-election of R. Peter Sullivan III—Class II to serve until 2011	59,856,541	1,425,376

Election of Diana L. Taylor**—Class II to serve until 2011	59,876,793	1,405,124

Convertible & Income II

Re-election of John J. Dalessandro II*†—Class II to serve until 2011	14,703	1,052

Re-election of R. Peter Sullivan III—Class II to serve until 2011	50,576,096	1,019,046

Election of Diana L. Taylor**—Class II to serve until 2011	50,591,181	1,003,961

Messrs. Paul Belica, Robert E. Connor*, Hans W. Kertess and William B. Ogden, IV continue to serve as Trustees.

*	Preferred Shares Trustee

†	Mr. John J. Dalessandro II served as a Class II Preferred Share Trustee of the Funds until his death on September 14, 2008.

**

On October 22, 2008, Ms. Taylor was appointed by the Board to serve as a Preferred Share Trustee of each Fund to fill a vacancy resulting from the death of John J. Dalessandro II, who formerly served as a Trustee elected by the Preferred Shareholders, voting as a separate class, of each Fund.

30 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds	Privacy Policy/Proxy Voting
Policies & Procedures
(unaudited)

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Funds’ transfer agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 31

Nicholas-Applegate Convertible & Income Funds	Dividend Reinvestment Plan
(unaudited)

Dividend Reinvestment Plan

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ transfer agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

32 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election
at 2010—NCV and 2009—NCZ annual meeting
of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex
President, H. Kertess & Co., a financial advisory company: Formally, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003
Term of Office: Expected to stand for re-election
at 2009—NCV and 2010—NCZ annual meeting
of shareholders
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003
Term of office: Expected to stand for re-election
at 2010—NCV and 2010—NCZ annual meeting
of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
at 2010—NCV and 2010—NCZ annual meeting
of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex
Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 33

Nicholas-Applegate Convertible & Income Funds Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election
at 2011—NCV and 2011—NCZ annual meeting
of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor
 Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for re-election
at 2011—NCV and 2011—NCZ annual meeting
of shareholders.
Trustee/Director of 44 funds in Fund Complex
Trustee/Director of Brookfield Properties Corporations
and Southeby’s
Managing Director, Wolfensohn & Co., 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for election
at 2009—NCV and 2009—NCZ annual meeting
of shareholders.
Trustee/Director of 79 Funds in the Fund Complex,
Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated May 21, 2003 (for the Nicholas-Applegate Convertible & Income Fund) and September 25, 2003 (for Nicholas-Applegate Equity & Convertible Income Fund II), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

34 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.09

Nicholas-Applegate Convertible & Income Funds Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2003

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008)

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 81 funds in the Fund Complex; Manager - IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006

Assistant Secretary of 81 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

2.28.09 | Nicholas-Applegate Convertible & Income Funds Annual Report 35

[This page intentionally left blank.]

Trustees and Fund Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, California 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal years on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On July 31, 2008, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $50,000 in 2008 and $54,000 in 2009.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,000 in 2008 and $40,000 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,000 in 2008 and $13,650 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

	(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $487,892 and the 2009 Reporting Period was $348,185.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Convertible & Income Fund (NCV)
(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

Item 8

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of May 6, 2009, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Convertible & Income Fund (NCV) and Nicholas-Applegate Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth is the lead portfolio manager since inception (March and July 2003) and oversees Nicholas-Applegate's Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has seventeen years of investment industry experience.

Justin Kass, CFA
Managing Director
Justin Kass has been a co-portfolio manager since July 2003 (NCV) and since inception (July 2003 - NGZ) and joined the Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has eleven years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2009 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G.	7	$1,577.3	10	$923.3	6	$613.8*
Forsyth
Justin Kass	7	$1,577.3	10	$923.3	6	$613.8*

*Performance based fees for two accounts totaling $338.1 million.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a) (3)

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of February 28, 2009.

PM Ownership
Douglas G. Forsyth	$50,001 - $100,000 (NCV), None (NCZ)
Justin Kass	$100,001 - $500,000 (NCV), None (NCZ)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Nicholas-Applegate Convertible & Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 6, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 6, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 6, 2009